 CorporatePresentation  April 2022

 Important information  On March 25, 2022, the Company filed a Definitive Proxy Statement on Schedule 14A and accompanying proxy card with the Securities and Exchange Commission (“SEC”) to be used to in connection with the Company’s 2022 annual meeting of the stockholders.THE COMPANY STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS (IF ANY) AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE COMPANY WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  2

 Forward-looking statements  The information in this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve substantial risks, uncertainties, and assumptions. All statements contained herein that are not of historical fact, including, without limitation, statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, intentions, expectations, goals and objectives, may be forward-looking statements. The words “anticipates,” “believes,” “could,” “designed,” “estimates,” “expects,” “goal,” “intends,” “may,” “objective,” “plans,” “projects,” “pursue,” “will,” “would” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, expectations or objectives disclosed in our forward-looking statements and the assumptions underlying our forward-looking statements may prove incorrect. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. Therefore, you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, expectations and objectives disclosed in the forward-looking statements that we make. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Important factors that we believe could cause actual results or events to differ materially from our forward-looking statements include, but are not limited to, risks related to: lower than expected future royalty revenue from respiratory products partnered with GSK; the commercialization of RELVAR®/BREO® ELLIPTA®, ANORO® ELLIPTA® and TRELEGY® ELLIPTA® in the jurisdictions in which these products have been approved; substantial competition from products discovered, developed, launched and commercialized both by GSK and by other pharmaceutical companies; our strategies, plans and objectives (related to our growth strategy and corporate development initiatives beyond our existing portfolio); the timing, manner and amount of capital deployment, including potential capital returns to stockholders; risks related our growth strategy; projections of revenue, expenses and other financial items. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Any person reviewing this presentation is advised to review our “Risk Factors” and other information in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on February 28, 2022, (“2021 Form 10-K”), and the information in the other reports and documents that we file with the SEC from time to time. All information in this presentation should be read in conjunction with the information we have filed with the SEC. All forward-looking statements in this presentation are based on current expectations as of the date hereof and we do not assume any obligation to update any forward-looking statements on account of new information, future events or otherwise.  3

 Innoviva overview    Company highlights    Diversified holding company with a portfolio of royalties and a growing portfolio of innovative healthcare investments and assetsRoyalty portfolio consists of respiratory products that were jointly developed with, and are licensed to, GSK and collectively make up the majority of GSK’s leading respiratory franchise (RELVAR®/ BREO® ELLIPTA®, ANORO® ELLIPTA®, TRELEGY® ELLIPTA®)Strategic healthcare investments – investments in areas with high unmet medical need and significant long-term value creation potential, oftentimes with a focus on control positions  3  Thoughtful, robust approach to capital deployment with long-term horizon      5  Efficient and flexible platform enabling meaningful, sustainable value generation      4  Strong track record of growth and unrelenting value creation focus      2  Deep and proven healthcare expertise across governance, strategy, R&D, finance, and operations      1  Strongly cashflow-generative, diversified and durable core royalty business        4  Company description

 Innoviva combines sustainable royalty cashflows with a long-term capital deployment strategy to drive innovation and maximize shareholder value    Robust, valuable royalty portfolio  Thoughtful, accretive capital deployment  Long-term shareholder value creation      +  =  Significant royalties from a durable and growing portfolio of blockbuster respiratory products  Strategic healthcare asset acquisitions and capital structure optimization to drive sustainable growth  Strong record of growth and capital deployment position the company for continued value creation  5  Over $250M net income to Innoviva stockholders generated in 2021

Royalty portfolio

Innoviva has a valuable royalty portfolio comprised of robust, durable revenues stemming from widely used respiratory therapies commercialized by GSK

	Key royalty terms	2021 Global net sales ($B)	2021 Innoviva royalties[1] ($M)	5-year projected royalties[1,2] ($B)
RELVAR®/ BREO® ELLIPTA® Asthma / COPD	15% on first $3B in annual sales; 5% on sales over $3B 100% economics	1.5	234	1.1
ANORO® ELLIPTA® COPD	Tiered 6.5-10.0% 100% economics	0.7	45	0.23
TRELEGY® ELLIPTA® Asthma / COPD	Tiered 6.5-10.0% 15% economics[1]	1.7	127	1.1
	Totals	**$3.9B**	**$406M**	**~$2.4B**

1 – TRELEGY® ELLIPTA® royalties are assigned to Theravance Respiratory Company LLC, a subsidiary of Innoviva, where Theravance Biopharma holds 85% economic interest; 100% royalty economics shown
2 – Projections per analyst consensus on GSK forecast website accessed March 28, 2022; GBP converted to USD using March 28 exchange rate of $1.31; 2022-2026E royalties shown

6

Royalty portfolio

Our royalty product portfolio has demonstrated resilience and growth; we remain excited about its long-term potential while we build out the next generation of high impact products

Sizeable and differentiated	• Differentiated respiratory therapies portfolio with over $3B annual sales • Consensus projections imply royalties of **$2B+ over the next 5 years**[1]
Resilient and durable	• Robust products have performed well across environments despite competitive pressures • **Meaningful longevity** afforded by strong IP estate, with the "moat" amplified by manufacturing complexity
Diversified and growing	• Broad portfolio covers **all major respiratory drug classes** in easy-to-use single daily dose form • Portfolio contains products across the life cycle, including relatively **mature standard of care therapies** (RELVAR®/ BREO® ELLIPTA®, ANORO® ELLIPTA®) and **fast-growing innovative products** (TRELEGY® ELLIPTA®) • Products approved and launching in **multiple geographies and indications**, reducing single-market risk

1 – Projections per analyst consensus on GSK forecast website accessed March 28, 2022; GBP converted to USD using March 28 exchange rate of $1.31; 100% Trelegy royalties included; 2022-2026E

INVA 7

Capital deployment

Innoviva actively deploys its capital to maximize shareholder value

We thoughtfully approach capital deployment with a strong value focus

Continued **active search for strategically attractive opportunities** with external support

- Long-term, deliberate approach to direct strategic investments into promising healthcare assets, matching the meaningful duration of our cashflows

Concentrated exposure to fundamentally robust, **attractively priced assets with significant upside**

Potential **capital return to shareholders as appropriate**, especially when strong economic value accretion is coupled with compelling strategic benefits

- E.g., GSK's 32% equity stake repurchase in May 2021 at $12.25 per share for $392M[1]

In 2021 we strategically repurchased GSK's equity stake for ~$400M and continued to deploy capital into high-potential assets – with ~$480M equity and investments on the balance sheet at year-end

1 – Excludes associated fees
Note: $484M equity and long-term investments assets on balance sheet as of Dec 31, 2021.

8

 We approach strategic transactions in a thoughtful and disciplined manner    We target fundamentally attractive, yet often overlooked or contrarian, healthcare areas where our capital and capabilities can make a difference We look for differentiated assets with meaningful value creation potential  We structure and negotiate asset acquisitions on mutually beneficial terms to maximize long-term valueFocus on concentrated, long-term investments, often by purchasing majority or other large stakesOpenness to smaller investments in companies with compelling growth and risk profiles We proactively manage risks through ongoing asset stewardship and appropriate diversificationOperational and strategic support (across strategy, finance, development, commercial, governance, and other areas) as a key value creation driver  Opportunity identification  Strategic investment execution  9  Capital deployment

Capital deployment

Strategic investment case study: infectious disease

Infectious disease is a promising area of high unmet medical need with currently scarce capital access

Infectious disease therapeutics have focused primarily on common bacteria diseases; however, **there is a clear need for improved therapeutics for specific bacterial diseases, along with viral and fungal diseases**

Idiosyncratic challenges leading to historical underinvestment have resulted in compelling strategic opportunities

A player with long-term vision, capital, and expertise can take advantage of market dislocations and facilitate R&D and commercialization of novel, differentiated treatments capable of generating significant value for patients and health systems – and producing strong returns

Selected Innoviva transactions (end-2021)

ENTASIS THERAPEUTICS

$68M cost basis[1]
$104M fair value[1]
~60% ownership[1]

Novel antibacterial platform validated by lead asset's highly differentiated profile in an area of unmet need

- Novel potential carbapenem-resistant Acinetobacter treatment SUL-DUR has significant commercial promise following favorable efficacy and safety in pivotal trial
- Ongoing Phase 3 trial for gonorrhea antibiotic
- "Rational design" platform used to develop earlier stage antibiotics less susceptible to resistance

ARMATA PHARMACEUTICALS

$49M cost basis[1]
$147M fair value[1]
~60% ownership[1]

Pathogen-specific bacteriophage therapeutics platform for the treatment of drug resistant infections and other uses

- Highly differentiated novel biologic platform with broad applicability, rooted in a well-known modality and supported by strong manufacturing capabilities
- Broad development program with lead therapy focused on respiratory Pseudomonas aeruginosa infections in cystic fibrosis patients, an area of high unmet need

1 – As of Dec 31, 2021. On February 1, 2022, Innoviva made an initial non-binding offer to acquire Entasis and made $15M investment on February 18, 2022; on March 15, 2022, Innoviva revised the non-binding Entasis offer. On February 9, 2022, Innoviva announced $45M investment in Armata, $18.1 million of which closed on February 9, 2022, and the remainder on March 31, 2022

INVA 10

Capital deployment

Innoviva is the sole manager of all TRELEGY®ELLIPTA® royalties via TRC, seeking to maximize long-term equity holder value

Additional detail in the appendix

An Innoviva subsidiary, **Theravance Respiratory Company LLC (TRC), receives all TRELEGY® ELLIPTA® royalties** from GSK

- $127M in 2021 with approximately $1.1B projected over 5 years based on consensus estimates[1]

Innoviva as Manager of TRC has a broad mandate and responsibility to maximize the value of TRC both by **active management of the TRELEGY® ELLIPTA® royalties** and via **strategic investments**

- Ultimately, 15% economics accrue to Innoviva (and 85% to Theravance Biopharma)
- Theravance Biopharma unsuccessfully challenged our ability to make investments in arbitration

Additional active strategic investing anticipated seeking significant value creation with uncertainty removed (due to the successful resolution of the Theravance Biopharma arbitration) in light of strong current opportunity set, benefiting from our long-term orientation

1 – Projections per analyst consensus on GSK forecast website accessed March 28, 2022; GBP converted to USD using March 28 exchange rate of $1.31; 100% Trelegy royalties included; 2022-2026E

INVA 11

Value creation

Innoviva's management and board have world-class expertise in healthcare and single-minded focus on value creation – brought to bear for the benefit of shareholders

Innoviva Team

- World-class expertise
- Unique and complementary skill sets
- Strong value creation focus
- Proven track record of success

Relevant experience

Management Team	**Pavel Raifeld, CFA** **Chief Executive Officer**	Experienced finance and life sciences professional; formerly with Sarissa Capital, Credit Suisse, McKinsey and BCG
	Marianne Zhen, CPA **Chief Accounting Officer**	Experienced finance professional with over 20 years in accounting and strategic operations
Board of Directors	**George Bickerstaff, Chairperson**	Managing Director at M.M. Dillon & Co.; former CFO of Novartis Pharma AG and IMS Health; director at CareDx
	Deborah L. Birx, M.D. *Joined in 2021*	Physician-scientist and healthcare leader; former response coordinator of The White House Coronavirus Task Force
	Mark DiPaolo, Esq.	Senior Partner and General Counsel at Sarissa Capital; former senior member Icahn Capital's investment team (Icahn Capital)
	Jules Haimovitz	Founder, executive, and director of multiple companies in life sciences and entertainment; former director of Ariad Pharma
	Odysseas Kostas, M.D.	Senior Managing Director at Sarissa Capital; former life sciences analyst at Evercore ISI and practicing physician
	Sarah J. Schlesinger, M.D.	Professor at Rockefeller University with governance and clinical / medical expertise; former director of The Medicines Company and Ariad Pharma

12

Value creation

2021 was a milestone year both in terms of financial performance and strengthening our operating platform

Financial highlights (2021)

Total royalty revenue ($M)[1]


450
400
350
300
250
200
150
100
50
0
23% CAGR
2016
2017
2018
2019
2020
2021

$406M total royalty revenues

$364M net cash provided by operating activities

$3.24 basic net income per share[2]

$266M net income

Business highlights

Strategically deployed over $450M in 2021

- Accretively repurchased GSK's 32% equity stake for $392M[3] (at $12.25 per share)
- Strategically invested $~65M into innovative healthcare assets

Strengthened Innoviva platform

- Added healthcare and infectious disease leader Deborah L. Birx to the Board

In 2022[4], continued to strategically deploy capital and improve capital structure

- Invested $~70M into healthcare assets
- Issued $261M 2.125% convertible notes due 2028, partially using proceeds to retire a portion of 2023 notes

1 – Includes 100% TRELEGY® ELLIPTA® royalties
2 – $2.87 diluted net income per share; attributable to Innoviva stockholders
3 – Excludes associated fees
4 – 1Q2022 data shown

13

   Why Innoviva    5  Efficient and flexible platform enabling meaningful, sustainable value generation    4  Strong track record of growth and unrelenting value creation focus    3  Thoughtful, robust approach to capital deployment with long-term horizon    2  Deep and proven healthcare expertise – across governance, strategy, R&D, commercial, finance, and operations – brought to bear across everything we do    1  Strongly cashflow-generative, diversified and durable core royalty business   14    Value creation

 Appendix  15

Royalty portfolio

RELVAR®/BREO® ELLIPTA® detail: First once-daily inhaled corticosteroid / long-acting beta-agonist for asthma and chronic obstructive pulmonary disease

RELVAR® / BREO® ELLIPTA®

(fluticasone furoate 100 mcg and vilanterol 25 mcg inhalation powder)


30

Indications (US)

- Long-term, once-daily, maintenance treatment of airflow obstruction and reducing exacerbations in patients with COPD
- Once-daily treatment of asthma in patients aged 18 years and older

Net global sales ($B)


US
Ex-US
Consensus[1]
2.0
1.5
1.0
0.5
0.0
0.9
1.3
1.5
1.3
1.5
1.5
1.4
1.4
1.4
1.4
1.4
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Implied royalties ($M)


100% economics to INVA
250
200
150
100
50
0
129
199
220
189
222
234
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

- Launched in 2013 as first and only once-daily ICS / LABA in the U.S.
- RELVAR®/ BREO® ELLIPTA® delivers superior, lasting proactive asthma control, with simple once-daily dosing in an easy-to-use device
- Historical resilience in a competitive, volatile environment supported by positive demographic trends

1 – Projections per analyst consensus on GSK forecast website accessed March 28, 2022; GBP converted to USD using March 28 exchange rate of $1.31

16

Royalty portfolio

ANORO® ELLIPTA® detail: Best-in-class long-acting beta-agonist / long-acting muscarinic antagonist for COPD

ANORO® ELLIPTA®

(umeclidinium 62.5 mcg and vilanterol 25 mcg inhalation powder)



Indications (US)

- Long-term, once-daily, maintenance treatment of airflow obstruction and reducing exacerbations in patients with COPD


Net global sales ($B)
US
Ex-US
Consensus[1]
0.8
0.6
0.4
0.2
0.0
0.3
0.4
0.6
0.7
0.7
0.7
0.7
0.7
0.7
0.7
0.7
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026


Implied royalties ($M)
100% economics to INVA
50
40
30
20
10
0
18
29
41
43
46
45
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

- Launched in 2014 as first-in-class LABA / LAMA single inhaler product in the U.S.
- ANORO® ELLIPTA® delivers superior lung function improvement vs common initial maintenance therapy options[2]
- Class leader in the U.S. due to clear differentiation
- Long-term prospects supported by positive demographics

1 – Projections per analyst consensus on GSK forecast website accessed March 28, 2022; GBP converted to USD using March 28 exchange rate of $1.31

2 – Superior improvement in lung function has been demonstrated in clinical trials of ANORO® ELLIPTA® vs. Tiotropium (LAMA) and Spiolto (LAMA/LABA)

17

Royalty portfolio

TRELEGY® ELLIPTA® detail: First 3-in-1 inhaled corticosteroid / long-acting beta-agonist / long-acting muscarinic antagonist for COPD and asthma

TRELEGY® ELLIPTA®

(fluticasone furoate 100 mcg, umeclidinium 62.5 mcg and vilanterol 25 mcg inhalation powder)


TRELEGY
30

Indications (US)

- Long-term, once-daily, maintenance treatment of patients with COPD, including chronic bronchitis and/or emphysema
- Once-daily treatment of asthma in patients aged 18 years and older

Net global sales ($B)


US
Ex-US
Consensus[1]
4.0
3.0
2.0
1.0
0.0
0.0
0.2
0.7
1.0
1.7
2.1
2.5
2.8
3.0
3.2
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Implied royalties ($M)


15% economics to INVA[3]
300
200
100
0
0
13
43
73
127
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

- Launched in 2017 as first-in-class ICS / LABA / LAMA single inhaler product in the U.S.
- TRELEGY® ELLIPTA® demonstrated superior efficacy in clinical trials for COPD vs double combination drug classes[2]
- Strong growth driven by demographic tailwinds, increasing class adoption, and share increase across geographies

1 – Projections per analyst consensus on GSK forecast website accessed March 28, 2022; GBP converted to USD using March 28 exchange rate of $1.31
2 – FULFIL trial vs. Symbicort (ICS/LABA), IMPACT study vs. ICS/LABA and LAMA/LABA
3 – TRELEGY® ELLIPTA® royalties are assigned to Theravance Respiratory Company LLC, a subsidiary of Innoviva, where Theravance Biopharma holds 85% economic interest; 100% royalty economics shown

18

Royalty portfolio

Net global sales and royalty revenues have grown over time

GSK net global sales[1] ($B)


$1.2
$0.3
$0.9
$1.7
$0.4
$1.3
$2.3
$0.2
$0.6
$1.5
$2.7
$0.7
$0.7
$1.3
$3.2
$1.0
$0.7
$1.5
$3.9
$1.7
$0.7
$1.5
2016
2017
2018
2019
2020
2021
'16 – '21
CAGR: 28%

Innoviva Royalty Revenue[2] ($M)


$147
$18
$129
$228
$29
$199
$13
$275
$41
$220
$275
$43
$43
$189
$341
$73
$46
$222
$406
$127
$45
$234
2016
2017
2018
2019
2020
2021
'16 – '21
CAGR: 23%

	2016	2017	2018	2019	2020	2021
TRELEGY® ELLIPTA® Royalties @ 15% Economics	-	-	*$2mm*	*$6mm*	*$11mm*	*$19mm*

RELVAR®/ BREO® ELLIPTA® | ANORO® ELLIPTA® | TRELEGY® ELLIPTA®

Note: May not sum due to rounding
1 – Reflects net sales from RELVAR®/ BREO® ELLIPTA®, ANORO® ELLIPTA®, TRELEGY® ELLIPTA®
2 – Excludes the impacts of amortization of capitalized fees and the MABA strategic alliance; reflects TRELEGY® ELLIPTA® royalties received by TRC at 100%; may not sum due to rounding

19

Royalty portfolio

Innoviva's portfolio products are protected by a robust IP estate with meaningful remaining exclusivity

	Primary US patent	Potential expiration	Key secondary US patent	Potential expiration
RELVAR®/ BREO® ELLIPTA®	Vilanterol drug substance[1]	2025	ELLIPTA device[4]	2030
ANORO® ELLIPTA®	Specified LABA/LAMA combination for treatment of COPD and asthma[2,3]	2030	Process for aggregating particles of umeclidinium and/or vilanterol and/or fluticasone furoate[5]	2033
TRELEGY® ELLIPTA®	Specified LABA/LAMA combination for treatment of COPD and asthma[2,3]	2030	Process for aggregating particles of umeclidinium and/or vilanterol and/or fluticasone furoate[5]	2033

Manufacturing complexity provides further protection

The terms of the collaboration agreement with GSK indicate that royalties will be paid until the later of:

- The expiration of the last patent covering each product in such country
- 15 years from first commercial sale of each product in such country

For each of the portfolio products, the secondary patent expiration date would be the later date for purposes of royalties

IP protection in international markets is generally longer dated than in the US

1 – US patent 7439393. Original expiration 9/11/2022, granted additional exclusivity to May 2025 through 35 USC §156
2 – US patents 9750726 and 11090294
3 – Umeclidinium (contained in Anoro and Trelegy) is covered by US drug substance patent 7488827; original expiration 4/27/2025, granted extension to Dec 2027 through 35 USC §156
4 – US patent 8746242
5 – US patent 9763965

INVA 20

Capital deployment

Additional TRC information

Arbitration background

- While TRC actively manages its royalty-producing relationship with GSK, under the LLC Agreement, TRC is permitted to "engage in any lawful business"; additionally, Innoviva was granted broad "decision-making authority as to the LLC"
- There have been two separate arbitrations brought by Theravance Biopharma against Innoviva and TRC over the last two years challenging the scope of Innoviva's authority as Manager of TRC to deploy capital rather than simply distribute royalty income
- The arbitrator ruled in favor of Innoviva and TRC in both arbitrations. The arbitrator has confirmed that the LLC Agreement broadly empowers the LLC to engage in any lawful business and that Innoviva has the "discretion" and "freedom" under the LLC Agreement to determine how to use the LLC's cash, including in investments unrelated to TRELEGY® ELLIPTA®. The arbitrator did not enjoin TRC from making additional investments
- Each of the arbitrator's decisions is publicly available

Example investments

INCARDA Therapeutics, Inc.

InCarda focuses on cardiovascular diseases; its lead drug is in late-stage development for large, attractive PAF[1] market

ImaginAb

ImaginAb is a leader in radio-pharmaceutical imaging with a differentiated solution for IO[2] patient care and other areas of unmet medical need

GATE NEUROSCIENCES

Gate Neurosciences is developing next-generation therapies for psychiatric and neurological disorders

NANOLIVE Looking inside life

Nanolive is a microscopy company that has developed a method for live cell 3D imaging and analysis with applications across drug discovery and biotech R&D

1 – Paroxysmal atrial fibrillation
2 – Immuno-oncology

INVA 21

Value creation

Innoviva's platform optimizes for lean, focused value creation leveraging superior capabilities

Innoviva is well positioned for strong execution

Low-cost, efficient operating platform

Our key operations principles are **cost discipline**, **flexibility**, and **value orientation**, while ensuring we are well-resourced to execute

- Lean expense structure; 2021 G&A expense totaled ~$16M
- Flexibility and scalability are key
- Strong revenue conversion to income and cashflows

Best-in-class internal capabilities

Management team and board members have **significant functional and industry expertise** with **proven track records** in key areas utilized both at Innoviva and our investees

- Medicine, science, and R&D; M&A and investments; governance and management; strategy and planning; commercial and operations

Superior external resources access

Deep, multi-year relationships across healthcare ecosystem enabling differentiated deal flow and talent pool access

- External advisors, investment community, industry, government, patient groups, and others

INVA 22